UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): July 30, 2007
CHAD Therapeutics, Inc.
(Exact Name of Registrant as Specified in its Charter)
California
(State or Other Jurisdiction of Incorporation)

1-12214	95-3792700
(Commission File Number)	(I.R.S. Employer Identification No.)
21622 Plummer Street, Chatsworth, California
(Address of Principal Executive Offices) (Zip Code)
(818) 882-0883
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.28
EXHIBIT 10.29
EXHIBIT 10.30
EXHIBIT 10.31
EXHIBIT 10.32
EXHIBIT 99.1

Item 1.01. Results of Operations and Financial Condition.
     On July 30, 2007, CHAD Therapeutics, Inc. (the “Company”) entered into a financing transaction with Calliope Capital Corporation (the “Investor”), a Delaware corporation pursuant to which the Company issued to the Investor a $750,000 convertible term note (the “Term Note”) and a $2,750,000 revolving credit line (the “Credit Line”), all secured by the Company’s assets. The Term Note is payable in equal installments over 36 months and bears interest at prime plus 2%, and the Credit Line bears interest at prime plus 1.5%. A portion of the financing was used to pay all outstanding obligations on the Company’s factoring arrangement with a commercial bank.
     At the Investor’s option, the Convertible Note may be converted into shares of the Company’s common stock any time during the term of the note at a conversion price of $1.18. In addition, warrants to purchase up to 976,744 shares of the Company’s common stock were issued to the Investor with an exercise price of $1.24 per share. The Investor was granted registration rights with respect to the shares underlying the warrants. The warrants include a lock-up feature for a period of 12 months after any warrants are exercised.
     The above descriptions of the Security Agreement, Registration Rights Agreement, Term Note, Secured Revolving Note and Warrant are qualified in their entirety by reference to the respective exhibits to this Current Report on Form 8-K.
     A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibits are provided under Item 1.01 of Form 8-K and are furnished to, but shall not be deemed filed with, the Securities and Exchange Commission or incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The exhibit listed below is being furnished with this Form 8-K.

Exhibit
Number	Description
10.28	Security Agreement dated July 30, 2007

10.29	Registration Rights Agreement dated July 30, 2007

10.30	Secured Convertible Term Note dated July 30, 2007

10.31	Secured Revolving Note dated July 30, 2007

10.32	Warrant dated July 30, 2007

99.1	Press Release, dated August 1, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAD Therapeutics, Inc.
Date: August 3, 2007	By:	/s/ Tracy A. Kern
Tracy A. Kern Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.28	Security Agreement, dated July 30, 2007

10.29	Registration Rights Agreement, dated July 30, 2007

10.30	Secured Convertible Term Note, dated July 30, 2007

10.31	Secured Revolving Note, dated July 30, 2007

10.32	Warrant, dated July 30, 2007

99.1	Press Release, dated August 1, 2007